Exhibit 99.2

Unaudited Financial Statements

KESTLER FINANCIAL GROUP, INC.

Leesburg, Virginia

June 30, 2018

Kestler Financial Group, Inc.

Kestler Financial Group, Inc.

BALANCE SHEETS- ASSETS

	June 30,	December 31,
	2018	2017
	(Unaudited)	(Audited)

CURRENT ASSET
Cash	$441,518	$658,115
Other receivables	34,282	15,792
Prepaid expenses	78,819	126,951

	554,619	800,858

PROPERTY AND EQUIPMENT
Buildout	294,795	229,931
Furniture and fixtures	8,049	0
Computers and equipment	75,446	71,926
Vehicles	28,121	28,121
Computer software	13,673	13,673

	420,084	343,651

Less: accumulated depreciation	(62,283)	(38,296)

	357,801	305,355

OTHER ASSETS
Investment	0	50,000
Security deposits	28,112	11,709
Note receivable	4,665	4,665

	32,777	66,374

	$945,197	$1,172,587

See notes to financial statements. -1-

Kestler Financial Group, Inc.

BALANCE SHEETS - LIABILITIES AND STOCKHOLDER’S EQUITY

	June 30,	December 31,
	2018	2017
	(Unaudited)	Audited

CURRENT LIABILITIES
Accounts payable	$168,995	$57,522
Commissions and fees payable	70,144	13,068
Deferred Income	0	15,000
Accrued compensation	43,012	32,199
Deferred rent	400,956	271,271

	683,107	389,060

STOCKHOLDER.S EQUITY
Common stock, $1 par value, 15,000 shares authorized, 1,500 shares issued and outstanding	1,000	1,000
Additional paid-in-capital	272,250	272,250
Retained earnings	(11,160)	510,277

	262,090	783,527

	$945,197	$1,172,587

See notes to financial statements. -2-

Kestler Financial Group, Inc.

STATEMENTS OF INCOME

for Six Months Ended June 30

	2018	2017
REVENUE
Commissions	$9,825,481	$9,238,925
Service fees	15,000	0
Other income	391,902	376,048
Interest and dividends	1,123	2,839

	10,233,506	9,617,812

EXPENSES OF OPERATIONS
Advertising	19,442	3,303
Commissions and fees	6,846,685	6,271,871
Communications	21,629	40,281
Compensation	1,714,931	1,576,799
Firm insurance	50,262	32,489
Travel / Entertainment	151,802	75,716
Subscriptions	756	4,719
Office expense	1,020,423	610,093
Professional services	50,494	56,284
Rent and occupancy	146,425	67,133
Depreciation and amortization	23,987	12,527
Interest expense	2,460	760
Other expenses	13,705	26,434

TOTAL EXPENSES	10,063,001	8,778,409

Net income	$170,505	$839,403

See notes to financial statements. -3-

Kestler Financial Group, Inc.

STATEMENT OF STOCKHOLDER’S EQUITY

for Six Months Ended June 30

		Additional		Total
	Common	Paid-In	Retained	Stockholders’
	Stock	Capital	Earnings	Equity

BALANCE, DECEMBER 31, 2017	1,000	272,250	510,277	783,527

Net income for 6 months ended June 30, 2018	0	0	170,505	170,505

Stockholder distribution	0	0	(691,942)	(691,942)

BALANCE, JUNE 30, 2018	$1,000	$272,250	$(11,160)	$262,090

See notes to financial statements. -4-

Kestler Financial Group, Inc.

STATEMENTS OF CASH FLOWS

for Six Months Ended June 30

	2018	2017

CASH FLOWS FROM OPERATING ACTIVITIES	$170,505	$839,402
Net income
Charges to net income not affecting cash:	23,987	12,527
Depreciation and amortization expense
Adjustments to reconcile net income to net cash provided (used by) operating activities:
Other receivables	(18,490)	11,227
Prepaid expenses	48,132	(2,899)
Security deposit	(16,403)	0
Accounts payable	111,473	(115,899)
Commissions and fees payable	57,076	36,404
Deferred income	(15,000)	0
Accrued compensation	10,813	27,986
Deferred rent	129,685	(17,272)

NET CASH PROVIDED BY OPERATING ACTIVITIES	501,778	791,476

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(76,433)	(107,212)

NET CASH USED BY INVESTING ACTIVITIES	(76,433)	(107,212)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments received (Advances on) notes receivable	0	315,854
Stockholder distributions	(641,942)	(590,153)

NET CASH USED BY FINANCING ACTIVITIES	(641,942)	(274,299)

NET CHANGE IN CASH	(216,597)	409,965

Cash, beginning of the period	658,115	139,303

CASH, END OF PERIOD	$441,518	$549,268

See notes to financial statements. -5-

Kestler Financial Group, Inc.

NOTES TO FINANCIAL STATEMENTS

June 30, 2018

NOTE A - ORGANIZATION

Kestler Financial Group, Inc. (the Corporation) was incorporated in the Commonwealth of Virginia on January 4, 1993 and is engaged in the insurance sales business. The Corporation transacts business throughout the continental United States and is headquartered in Leesburg, Virginia.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Corporation maintains their financial statements on the accrual basis of accounting, recognizing income when earned and expenses when incurred.

Basis of Presentation

The financial statements are unaudited and have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. In the opinion of management, the interim data includes all adjustments, consisting of normal recurring adjustments, necessary for a fair statement of the results for the periods presented. Because of the nature of the Company’s business, interim period results may not be indicative of full year or future results.

The unaudited financial statements do not include all information and notes required in annual audited financial statements in conformity with GAAP. The statement of financial condition at December 31, 2017 has been derived from the audited financial statement at that date, but does not include all of the information and notes required by GAAP for complete financial statement presentation. Please refer to the notes to the audited consolidated financial statements for the year ended December 31, 2017 for additional disclosures and description of accounting policies.

New Accounting Standards Adopted

On January 1, 2018, the Corporation adopted ASU 2014-09 and all related amendments (ASC 606) and applied its provisions to all uncompleted contracts using the modified retrospective method. Prior to the adoption of ASC 606, commissions on insurance policies were recognized on a net basis based on how the commissions were received from the insurance carrier. With the adoption of ASC 606, we report all insurance commission revenue on a gross basis, regardless of the method of payment by the carrier. The comparative information for prior periods has not been adjusted and continues to be reported under the accounting standards in effect for those periods.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Kestler Financial Group, Inc.

NOTES TO FINANCIAL STATEMENTS

June 30, 2018

NOTE C – NOTES RECEIVABLE

Notes receivable are stated at unpaid principal balances, less allowance for losses. No allowance for losses were recorded at June 30, 2018 and December 31, 2017.

On November 18, 2016 the Corporation loaned an employee $59,329 on a 0% interest bearing note to be repaid in 6 installments. The note had a remaining balance of $4,665 and $4,665 as of June 30, 2018 and December 31, 2017, respectively.

NOTE D - RELATED PARTY TRANSACTIONS

The Corporation has entered into contracts with a related party. During 2018 and 2017, the Corporation received payments related to the contracts of $376,954 and $376,048, respectively. $34,282 and $15,792 were due from the related party and are included in other receivables on the balance sheets as of June 30, 2018 and December 31, 2017, respectively. The Corporation paid commissions on these contracts to the related party of $28,643 and $56,728.

NOTE E - OPERATING LEASES

The Corporation leased office space in Leesburg, VA commencing on November 9, 2012 with an expiration date of April 9, 2019. However, this lease was amended effective May 19, 2017 to relocate the office space to a different location. This amendment also extended the expiration date of the lease to May 19, 2025.

Rent is payable with a base amount from January - June 2018 and 2017 of $0 and $76,753, respectively.

Rent expense for the six months ended June 30, 2018 and 2017 totaled $140,487 and $59,481, respectively.

Future minimum payments required under the operating lease agreement are as follows:

For Year Ending June 30,
2019	$202,500
2020	235,790
2021	270,750
2022	365,814
Thereafter	1,216,115

$2,290,969

Kestler Financial Group, Inc.

NOTES TO FINANCIAL STATEMENTS

June 30, 2018

NOTE F - 401(k) RETIREMENT PLAN AND PROFIT SHARING PLAN

The Corporation has a defined contribution profit sharing plan and a 401(k) retirement plan covering all eligible employees. The defined contribution profit sharing plan is a qualified plan under the Internal Revenue Code. The Corporation matches employee contributions to its 401(k) plan up to 4% of their salary. Management was unable to provide matching contributions for June 30, 2018. The matching contributions for December 31, 2017 was $60,056.

NOTE G - CONCENTRATIONS OF CREDIT RISK

Financial instruments, which potentially subject the Corporation to concentrations of credit risk, consist primarily of cash, short-term investments, and trade accounts receivable.

The Corporation maintains its cash in several commercial institutions. Cash balances are insured by the Federal Deposit Insurance Corporation. At June 30, 2018 and December 31, 2017, the cash balances exceeded federally insured limits. Management does not believe this results in any significant credit risk.

The Corporation is engaged primarily in the sale of annuities and life insurance products to customers, all of which are located in the United States. The Corporation performs ongoing credit evaluations of its customers’ financial condition, and, generally, requires no collateral from its customers.

NOTE H - CASH FLOW INFORMATION

Cash payments for interest and state income taxes for the six months ended June 30, 2018 and 2017 totaled $0 and $760, respectively. Non-cash financing activities include a $50,000 corporate investment distributed to the stockholder.

NOTE I - SUBSEQUENT EVENTS

On August 31, 2018, the Corporation and its shareholder entered into an Asset Purchase Agreement that sold substantially all of the assets of the Corporation to Ladenburg Thalmann Financial Services Inc. a publicly traded company registered with the Securities and Exchange Commission.

The Corporation has evaluated events and transactions for potential recognition or disclosure through October 30, 2018 which is the date that financial statements were available to be issued.